SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
December 22, 2003 (December 19, 2003)

PEROT SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22495	75-2230700

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

2300 West Plano Parkway
Plano, Texas 75075

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 577-0000

ITEM 5: OTHER EVENTS.
SIGNATURES
Index to Exhibits
EX-99.1 Press Release

ITEM 5: OTHER EVENTS.

     On December 20, 2003, the registrant announced that it has purchased HCL Technologies’ shares in HCL Perot Systems, a joint venture formed by the two companies in 1996. The registrant is including a copy of the press release as Exhibit 99.1 to this Form 8-K. The information in this report will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by a specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2003

PEROT SYSTEMS CORPORATION

By:	/s/ Rex C. Mills

Rex C. Mills Assistant Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated December 20, 2003 regarding Perot Systems Corporation’s purchase of HCL Technologies’ shares in HCL Perot Systems, a joint venture owned by the two companies (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended).